                                                                   EXHIBIT 10.45



                             AMENDMENT NO. 6 TO THE
                                CREDIT AGREEMENT


                                              Dated as of April 24, 2001

     AMENDMENT NO. 6 TO THE CREDIT AGREEMENT (this "Amendment") among Iron Age Corporation, a Delaware corporation (the "Borrower"), Iron Age Holdings Corporation, a Delaware corporation (the "Parent Guarantor"), the banks, financial institutions and other institutional lenders party to the Credit Agreement referred to below (collectively, the "Lenders") and BNP Paribas (formerly known as Banque Nationale de Paris), as agent (the "Agent") for the Lenders, initial issuing bank and swing line bank.

     PRELIMINARY STATEMENTS:

     (1) The Borrower, the Parent Guarantor, the Lenders and the Agent have entered into a Credit Agreement dated as of April 24, 1998, a Letter Waiver thereto dated as of August 28, 1998, an Amendment No. 2 and Waiver dated as of February 26, 1999, an Amendment No. 3 and Waiver dated as of June 23, 1999, an Amendment No. 4 and Waiver dated as of March 17, 2000 and an Amendment No. 5 dated as of September 15, 2000 (such Credit Agreement, as so amended, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

     (2) The Borrower has requested that the Lenders agree to amend the Credit Agreement as hereinafter set forth.

     (3) The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower, and the Borrower and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

     SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, upon the occurrence of the Amendment No. 6 Effective Date (as hereinafter defined), hereby amended as follows:

     (a) The definition of "Applicable Margin" set forth in Section 1.01 of the Credit Agreement is hereby amended to replace the chart therein with the following chart:

                         Funded Debt to EBITDA Ratio                     Base Rate Advances       Eurodollar Rate
                                                                                                      Advances
                         ----------------------------                    -------------------      ----------------
        Level I
                          less than 4.50 : 1.00                                0.750%                 2.250%


        Level II

                         Funded Debt to EBITDA Ratio                     Base Rate Advances       Eurodollar Rate
                                                                                                      Advances
                         ----------------------------                    -------------------      ----------------
                          greater than or equal to 4.50 : 1.00
                          but less than 5.25 : 1.00                            1.000%                 2.500%

        Level III
                          greater than or equal to 5.25 : 1.00
                          but less than 6.00 : 1.00                            1.250%                 2.750%

        Level IV
                          greater than or equal to 6.00 : 1.00                 1.500%                 3.000%



     (b) The definition of "Conversion Date" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     ""Conversion Date" means April 24, 2001.".

     (c) The definition of "EBITDA" set forth in Section 1.01 of the Credit Agreement is hereby amended to add at the end of clause (a) thereof the following parenthetical phrase:

                  "(excluding, however, any income or loss resulting from a change to the fair market value of any Hedge Agreement)".

     (d) The definition of "Fenway Fund" set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

     ""Fenway Fund" means collectively Fenway Partners Capital Fund, L.P. and Fenway Partners Capital Fund II, L.P.".


     (e) The definition of "Interest Expense" set forth in Section 1.01 of the Credit Agreement is hereby amended (i) to delete the word "and" at the end of clause (iii) of the first parenthetical phrase thereof, and (ii) to add at the end of clause (iv) of the first parenthetical phrase thereof the following:

          ", and (v) any amount resulting from a change to the fair market value of any Hedge Agreement".

     (f) Section 5.04(c) is hereby amended and restated in its entirety to read as follows:

     "Interest Coverage Ratio. Maintain an Interest Coverage Ratio for each Rolling Period set forth below of not less than the amount set forth below for such Rolling Period:


                 ROLLING PERIOD ENDING CLOSEST TO                                       RATIO
                 --------------------------------                                    -----------
                 April 30, 2001                                                      1.75 : 1.00
                 July 31, 2001                                                       1.75 : 1.00
                 October 31, 2001                                                    1.75 : 1.00
                 January 31, 2002                                                    1.85 : 1.00

                 April 30, 2002                                                      2.00 : 1.00
                 July 31, 2002                                                       2.00 : 1.00
                 October 31, 2002                                                    2.00 : 1.00
                 January 31, 2003                                                    2.00 : 1.00


                 ROLLING PERIOD ENDING CLOSEST TO                                       RATIO
                --------------------------------                                    -----------
                 April 30, 2003
                      and thereafter                                                1.75 : 1.00".

     SECTION 2. Conditions of Effectiveness. Section 1 of this Amendment shall become effective as of the later of (a) April 24, 2001 and (b) the date on which each of the following conditions precedent shall have been satisfied (such later date being the "Amendment No. 6 Effective Date"):


     (a) The Agent shall have received (i) counterparts of this Amendment executed by the Borrower, the Parent Guarantor and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and (ii) the Consent attached hereto executed by each of the Loan Parties.

     (b) The Agent shall have received on or before the Amendment No. 6 Effective Date the following, each dated such date (unless otherwise specified), in form and substance reasonably satisfactory to the Agent, and in sufficient copies for each Lender:

          (i) Certified copies of (i) the resolutions of the Board of Directors of (A) the Borrower and the Parent Guarantor approving this Amendment and the matters contemplated hereby and thereby and (B) each other Loan Party evidencing approval of the Consent and the matters contemplated hereby and thereby and (ii) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, the Consent and the matters contemplated hereby and thereby.

          (ii) A certificate of the Borrower and the Parent Guarantor, signed on behalf of the Borrower and the Parent Guarantor, respectively, by its President or a Vice President and its Secretary or any Assistant Secretary, dated the Amendment No. 6 Effective Date (the statements made in which certificate shall be true on and as of the Amendment No. 6 Effective Date), certifying as to (A) the absence of any amendments to the charter of such Person since the date of the Secretary of State's certificate referred to in Section 3.01(k)(iii) of the Credit Agreement, or any steps taken by the board of directors (or persons performing similar functions) or the shareholders of such Person to effect or authorize any further amendment, supplement or other modification thereto; (B) the accuracy and completeness of the bylaws of such Person as in effect on the date on which the resolutions of the board of directors (or persons performing similar functions) of such Person referred to in clause (i) of this Section 2(b) were adopted and on the Amendment No. 6 Effective Date (a copy of which, if different from the bylaws of such Person delivered to the Lenders on the date of the Initial Extension of Credit, shall be attached to such certificate); (C) the due incorporation and good standing of such Person as a corporation organized under the laws of the jurisdiction of its incorporation, and the absence of any proceeding (either pending or contemplated) for the dissolution, liquidation or other termination of the existence of such Person or any of its Subsidiaries; (D) the accuracy in all material respects of the representations and warranties made by such Person in the Loan Documents to which it is or is to be a party as though made on and as of the Amendment No. 6 Effective Date as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Amendment No. 6 Effective Date, in which case as of such specific date); and (E) the absence of any event occurring and continuing that would constitute a Default.

          (iii) A certificate of the Secretary or an Assistant Secretary of the Borrower and each other Loan Party certifying the names and true signatures of the officers of the Borrower and such other Loan Party authorized to sign this Amendment and the Consent and the other documents to be delivered hereunder and thereunder.

          (iv) Counterparts of the Consent appended hereto (the "Consent"), executed by each of the Loan Parties.

          (v) A favorable opinion of Ropes & Gray, counsel for the Borrower and the other Loan Parties, in form and substance reasonably satisfactory to the Agent.

          (vi) Such financial, business and other information regarding the Borrower and the Parent Guarantor and their respective property, assets and businesses as the Agent or the Lenders shall have requested.

     (c) The representations and warranties contained in each of the Loan Documents shall be correct in all material respects on and as of the Amendment No. 6 Effective Date, as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date other than the Amendment No. 6 Effective Date, in which case as of such specific date).

     (d) No event shall have occurred and be continuing that constitutes a Default.

     (e) On the Effective Date, the Borrower shall have paid to the Agent, for the ratable account of each of the Lenders that has executed and delivered a counterpart of this Amendment to the Agent prior to 12:00 Noon (New York City time) on April 18, 2001, an amendment fee of 0.25% on the aggregate Commitments of such Lender as of the Effective Date, it being understood that no amendment fee shall be payable by the Borrower for the account of any Lender if this Amendment has not been approved prior to 12:00 Noon (New York City time) on April 18, 2001 by the Required Lenders.

     (f) All of the accrued fees and expenses of the Agent and the Lenders (including the accrued fees and expenses of counsel for the Agent) that are then due and payable shall have been paid in full.

The effectiveness of this Amendment is further conditioned upon the accuracy of all of the factual matters described herein. This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement, except that no amendment or waiver of any provision of this Section 2, nor consent to any departure by the Parent Guarantor or the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Lenders.

     SECTION 3. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:


          (a) Each Loan Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction indicated in the recital of parties to this Amendment.

          (b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, to which it is or is to be a party, are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene the Borrower's charter or by-laws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934, as amended, and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), or any order, writ, judgment, injunction, decree, determination or award, binding on or affecting the Borrower or any of its Subsidiaries or any of their properties, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Borrower, any of its Subsidiaries or any of their properties or (iv) except for the Liens created under the Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Borrower or any of its Subsidiaries.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Borrower of this Amendment or any of the Loan Documents, as amended hereby, to which it is or is to be a party.

          (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment and each of the other Loan Documents, as amended hereby, to which the Borrower is a party is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

          (e) There is no action, suit, investigation, litigation or proceeding affecting the Borrower or any of its Subsidiaries (including, without limitation, any Environmental Action) pending or threatened before any court, governmental agency or arbitrator that (i) could be reasonably likely to have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment or any of the other Loan Documents, as amended hereby.

     SECTION 4. Reference to and Effect on the Loan Documents. (a) On and after the Amendment No. 6 Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

     (b) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 5. Costs and Expenses The Borrower hereby agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

     SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

     SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                  IRON AGE CORPORATION

                                  By
                                     -------------------------------------------
                                     Name:
                                     Title:


                                  IRON AGE HOLDINGS CORPORATION


                                  By
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  BNP PARIBAS,
                                      as Agent, Swing Line Bank, Issuing Bank
                                      and as a Lender


                                  By
                                     -------------------------------------------
                                  Name:
                                  Title:


                                  By
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  KEY CORPORATE CAPITAL INC.


                                  By
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  PNC BANK, NATIONAL ASSOCIATION


                                  By
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  USB AG, STAMFORD BRANCH


                                  By
                                     -------------------------------------------
                                  Name:
                                  Title:


                                  By
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  U.S. BANK NATIONAL ASSOCIATION


                                  By
                                     -------------------------------------------
                                  Name:
                                  Title:



                                  By
                                     -------------------------------------------
                                  Name:
                                  Title:

                                     CONSENT

     Reference is made to (a) Amendment No. 6 to the Credit Agreement dated as of April 24, 2001 (the "Amendment"; capitalized terms not otherwise defined herein being used herein as defined in the Amendment and in the Credit Agreement referred to below), (b) the Credit Agreement dated as of April 24, 1998 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement") among Iron Age Corporation, a Delaware corporation, Iron Age Holdings Corporation, a Delaware corporation, the banks, financial institutions and other institutional lenders party thereto, and BNP Paribas (formerly known as Banque Nationale de Paris) ("BNP"), as Swing Line Bank and Initial Issuing Bank thereunder, and BNP, as agent (the "Agent") for the Lenders thereunder, and
(c) the other Loan Documents referred to therein.

     Each of the undersigned, in its capacity as (a) a Grantor under the Security Agreement, (b) a Grantor under each Intellectual Property Security Agreement, and/or (c) a Guarantor under the Subsidiary Guaranty, hereby consents to the execution, delivery and the performance of the Amendment and agrees that:

          (A) each of the Security Agreement, the Intellectual Property Security Agreement and the Subsidiary Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby in all respects ratified and confirmed on the Amendment No. 6 Effective Date, except that, on and after the Amendment No. 6 Effective Date, each reference to "the Credit Agreement", "thereunder", "thereof", "therein" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and otherwise modified by the Amendment; and

          (B) as of the Amendment No. 6 Effective Date, the Security Agreement, the Intellectual Property Security Agreement and the Subsidiary Guaranty to which it is a party and all of the Collateral of such Person described therein do, and shall continue to, secure the payment of all of the Secured Obligations.

     This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

     Delivery of an executed counterpart of a signature page of this Consent by telecopier shall be effective as the delivery of a manually executed counterpart of this Consent.

                                  IRON AGE CORPORATION



                                  By
                                     -------------------------------------------
                                  Name:
                                  Title:


                                  IRON AGE HOLDINGS CORPORATION



                                  By
                                     -------------------------------------------
                                  Name:
                                  Title:

                                  IRON AGE INVESTMENT COMPANY



                                  By
                                     -------------------------------------------
                                  Name:
                                  Title:


                                  FALCON SHOE MFG. CO.



                                  By
                                     -------------------------------------------
                                  Name:
                                  Title: